UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

UBI BLOCKCHAIN INTERNET, LTD.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-54236

Delaware	27-3349143
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

SmartSpace 3F, Level 9, Unit 908, 100 Cyberport Rd., Hong Kong, People's Republic of China
(Address of principal executive offices)	(Zip Code)

(212) 372-8836

(Registrant’s telephone number, including area code)

8250 W. Charleston Blvd. Ste 110, Las Vegas, NV 89117

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 - Other Events

Change of Corporate Address

Effective April 21, 2017, UBI Blockchain Internet, LTD. ("the Company" or the "Registrant"), has changed its corporate headquarters from: 8250 W. Charleston Blvd. Suite 110, Las Vegas, NV 89117 to: SmartSpace 3F, Level 9, Unit 908, 100 Cyberport Rd., Hong Kong, People's Republic of China. The Company's new telephone is: (212) 372-8836. The new corporate address represents the Company's nerve center.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UBI Blockchain Internet, Ltd. Registrant

Date: April 21, 2017	/s/ Cheung Chan
Name: Cheung Chan Principal Financial Officer and Corporate Secretary